UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2005

                        NEW YORK COMMUNITY BANCORP, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-31565                06-1377322
----------------------------       --------------------     -------------------
(State or Other Jurisdiction)      (Commission File No.)        I.R.S. Employer
      of Incorporation)                                      Identification No.)


615 Merrick Avenue, Westbury, New York                             11590
--------------------------------------                     ---------------------
   (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:             (516) 683-4100
                                                                --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 1, 2005, New York Community Bancorp, Inc. and Long Island Financial Corp. entered into an Agreement and Plan of Merger ("Merger Agreement") under which Long Island Financial Corp. will be merged into New York Community Bancorp, Inc. Under the terms of the merger, each share of Long Island Financial Corp. common stock shall become and be converted into the right to receive 2.32 shares of New York Community Bancorp, Inc.'s common stock. The aggregate merger consideration is valued at approximately $69.8 million.

A copy of the Merger Agreement is filed as exhibit 2.1 and a press release announcing that the parties have entered into the Merger Agreement is filed as exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

         The following Exhibits are attached as part of this report:

     2.1 Agreement and Plan of Merger By and Between New York Community Bancorp, Inc., and Long Island Financial Corp. dated August 1, 2005.

     99.1 Press release dated August 1, 2005, announcing that New York Community Bancorp, Inc., and Long Island Financial Corp. entered into the Merger Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            NEW YORK COMMUNITY BANCORP, INC.



DATE: August 2, 2005                By: /s/ Joseph R. Ficalora
                                       ----------------------------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------               -------------

  2.1 Agreement and Plan of Merger By and Between New York Community Bancorp, Inc. and Long Island Financial Corp. dated August 1, 2005.

  99.1 Press release dated August 1, 2005, announcing that New York Community Bancorp, Inc., and Long Island Financial Corp. entered into the Merger Agreement.

FOR IMMEDIATE RELEASE

Contact:  Ilene A. Angarola                Contact:  Douglas C. Manditch
          First Senior Vice President                President and Chief
          Investor Relations                         Executive Officer
          New York Community Bancorp, Inc.           Long Island Financial Corp.
          (516) 683-4420                             (631) 348-0888




                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
                     TO ACQUIRE LONG ISLAND FINANCIAL CORP.
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              Full-Service Commercial Bank, Rich in Core Deposits,
            -------------------------------------------------------
            Will Serve as the Foundation for New York Commercial Bank
            ----------------------------------------------------------


Westbury and Islandia, N.Y., August 1, 2005 - New York Community Bancorp, Inc. (NYSE: NYB), the $25.2 billion holding company for New York Community Bank, and Long Island Financial Corp. (NASDAQ/NMS: LICB) ("Long Island Financial"), the holding company for Long Island Commercial Bank, a full-service commercial bank with assets of $539.7 million at June 30, 2005, today announced the signing of a definitive agreement pursuant to which Long Island Financial will merge with and into New York Community Bancorp.

The proposed transaction will provide New York Community Bancorp with a full-service commercial banking franchise and the platform for its commercial deposit growth strategy. Pursuant to the transaction, Long Island Commercial Bank will operate as a separate subsidiary of New York Community Bancorp, under the New York Commercial Bank name.

Under the terms of the agreement, which has been approved by the Boards of Directors of both companies, Long Island Financial shareholders will receive
2.32 shares of New York Community Bancorp common stock in a tax-free exchange for each share of Long Island Financial common stock held at the closing date. Based on New York Community Bancorp's closing price of $18.36 on July 29, 2005, the transaction values each share of Long Island Financial at $42.60. The transaction has an approximate value of $69.8 million, representing 230% of Long Island Financial's tangible stockholders' equity, a 16.8 multiple of its trailing twelve-month operating earnings, and a 10.3% core deposit premium at June 30, 2005.

In keeping with New York Community Bancorp's history of accretive transactions, the acquisition is expected to be immediately accretive to its GAAP and cash earnings, as well as its tangible book value per share.

The transaction is expected to be completed in the fourth quarter of 2005, pending receipt of Long Island Financial shareholder approval and regulatory approvals. In connection with their approval of the definitive agreement, the directors and executive officers of Long Island Financial, who collectively own 37.6% of its shares outstanding, have each entered into a voting agreement in favor of the transaction.

                                  - continued -

New York Community Bancorp, Inc. to Acquire Long Island Financial Corp. 22222
-----------------------------------------------------------------------

Long Island Financial was represented in the transaction by the investment banking firm of Sandler O' Neill & Partners, L.P.; Muldoon Murphy & Aguggia LLP served as legal counsel to Long Island Financial.

Joseph R. Ficalora, President and Chief Executive Officer of New York Community Bancorp, stated, "We are very excited about the transaction with Long Island Financial, which ties perfectly with our efforts to accelerate commercial deposit growth. The acquisition will give us an established full-service commercial banking franchise, together with a highly attractive deposit base. At the end of June, core deposits represented $338 million, or 81%, of Long Island Commercial's total deposits, with non-interest-bearing demand deposit accounts representing $112 million, or 27%. In addition, the loan portfolio of $245 million was 100% performing at quarter-end."

Douglas C. Manditch, President and Chief Executive Officer of Long Island Financial, stated, "We too are very pleased by the prospect of this transaction, which marries our successful commercial banking franchise with the successful community banking franchise of the nation's fourth largest, and historically best performing, thrift. In addition to enhancing the value of our shareholders' investment, including a 383% increase in our annual dividend payment, the transaction will give our customers access to a vastly expanded product menu and the convenience provided by a branch network that spans the New York metropolitan area."

New York Community Bancorp, Inc. is the holding company for New York Community Bank, the fourth largest thrift in the nation, with total assets of $25.2 billion at June 30, 2005. The Bank serves its customers through a network of 141 banking offices in New York City, Long Island, Westchester County, and northern New Jersey, and operates through seven divisions: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings Bank, Roosevelt Savings Bank, CFS Bank, First Savings Bank of New Jersey, and Ironbound Bank. The Bank is the leading producer of multi-family mortgage loans for portfolio in New York City and the third largest thrift depository in the New York metropolitan region. Additional information about the Company is available at www.myNYCB.com.

Long Island Financial Corp. is the holding company for Long Island Commercial Bank, a New York State-chartered commercial bank providing commercial and consumer banking services through twelve branch offices in Suffolk, Nassau, and Kings Counties, with an emphasis on personal service and responsiveness to the needs of its customers. Additional information about the Company and its financial performance is available at www.licb.com.

This press release does not constitute an offer of securities. The proposed transaction will be submitted to Long Island Financial Corp.'s stockholders for their consideration. New York Community Bancorp, Inc. will file a registration statement containing a proxy statement/prospectus that will be sent to Long Island Financial Corp.'s stockholders, and other relevant documents concerning the proposed transaction, with the U.S. Securities and Exchange Commission (the "SEC"). Long Island Financial Corp. will file relevant documents concerning the proposed transaction with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT CONTAINING THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by New York Community Bancorp, Inc. will be available free of charge from the Investor Relations Department, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590. Documents filed with the SEC by Long Island Financial Corp. will be available free of charge from the Corporate Secretary, Long Island Financial Corp., 1601 Veterans Memorial Highway, Suite 120, Islandia, New York 11749.

                                  - continued -

New York Community Bancorp, Inc. to Acquire Long Island Financial Corp. 33333
-----------------------------------------------------------------------

The directors, executive officers, and certain other members of management of Long Island Financial Corp. may be soliciting proxies in favor of the transaction from the company's shareholders. For information about these directors, executive officers, and members of management, shareholders are asked to refer to the most recent proxy statement issued by the company, which is available on its web site and at the address provided in the preceding paragraph.

       Safe Harbor Provisions of the Private Litigation Reform Act of 1995
       -------------------------------------------------------------------

Certain statements contained within this news release, like other written and oral communications presented by New York Community Bancorp, Inc. and Long Island Financial Corp. (the "Companies") and their authorized officers, may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Companies intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions, may be identified by their reference to future periods and include, without limitation, those statements relating to the anticipated effects of the transaction between the Companies. The following factors, among others, could cause the actual results of the transaction to differ materially from the expectations stated in this release: the ability of Long Island Financial Corp. to obtain the required shareholder approval and the ability of both companies to obtain the required regulatory approvals; the ability of the Companies to consummate the transaction; a materially adverse change in the financial condition of either company; the ability of New York Community Bancorp, Inc. to successfully integrate the assets, liabilities, customers, systems, and any management personnel it may acquire into its operations pursuant to the transaction; and the ability to realize the related revenue synergies and cost savings within the expected time frames.

In addition, factors that could cause the actual results of the transaction to differ materially from current expectations include, but are not limited to, general economic conditions, either nationally or locally in some or all of the areas in which the Companies conduct their business; conditions in the securities markets or the banking industry; changes in interest rates, which may affect the Companies' net income or future cash flows; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the Companies' local markets; changes in real estate values, which could impact the quality of the assets securing the Companies' loans; changes in the quality or composition of the loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Companies' timely development of new and competitive products or services in a changing environment, and the acceptance of such products or services by the Companies' customers; the outcome of pending or threatened litigation or of other matters before regulatory agencies, whether currently existing or commencing in the future; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; operational issues and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which the Companies are highly dependent; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting the Companies' operations, pricing, and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Companies' control.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, the Companies undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.